CONTINGENCIES	12 Months Ended
Jul. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES

16. CONTINGENCIES:

There are various lawsuits and claims pending against the Company. It is the opinion of management that the resolution of these matters will not have a material adverse effect on the Company’s Consolidated Financial Statements.

If the Company sells, transfers, disposes of or demolishes 25 Elm Place, Brooklyn, New York, then the Company may be liable to create a condominium unit for the loading dock. The necessity of creating the condominium unit and the cost of such condominium unit cannot be determined at this time.

Because of defective workmanship and breach of contract, the Company commenced litigation against a contractor to pay damages and return in full $376,467 of a deposit paid when work commenced to replace a roof on the Fishkill, New York building. As of July 31, 2015, this deposit was included in other assets on the consolidated balance sheet in security deposits. The Company cannot predict the outcome of this matter and expects to vigorously pursue this contractor until the deposit is returned and damages are paid. As there is a reasonable possibility the contractor will not pay the Company in full, a charge to real estate operating expenses in the amount of $279,213 was recorded as of July 31, 2016, the difference between the deposit amount when work commenced and outstanding invoices due to the contractor.